FPA PARAMOUNT FUND, INC.



                                  SEMI-ANNUAL REPORT


[LOGO]
DISTRIBUTOR:

FPA FUND DISTRIBUTORS, INC.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064
MARCH 31, 1999

                             OFFICERS AND DIRECTORS


DIRECTORS

Julio J. de Puzo, Jr.
John P. Endicott
Leonard Mautner
John H. Rubel
John P. Shelton

Joseph Lowitz, CHAIRMAN EMERITUS
John F. Allard, DIRECTOR EMERITUS


OFFICERS

William M. Sams, PRESIDENT AND
  CHIEF INVESTMENT OFFICER
Julio J. de Puzo, Jr., EXECUTIVE VICE
  PRESIDENT
Eric S. Ende, VICE PRESIDENT
Janet M. Pitman, VICE PRESIDENT
J. Richard Atwood, TREASURER
Sherry Sasaki, SECRETARY
Christopher H. Thomas, ASSISTANT TREASURER


INVESTMENT ADVISER

First Pacific Advisors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California  90064


DISTRIBUTOR

FPA Fund Distributors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California  90064



COUNSEL

O'Melveny & Myers LLP
Los Angeles, California



CUSTODIAN & TRANSFER AGENT

State Street Bank and Trust Company
Boston, Massachusetts



SHAREHOLDER SERVICE AGENT

Boston Financial Data Services, Inc.
P.O. Box 8115
Boston, Massachusetts  02266-8115
(800) 638-3060
(617) 483-5000




This report has been prepared for the information of shareholders of FPA Paramount Fund, Inc., and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. The financial information included in this report has been taken from the records of the Fund without examination by independent auditors.

                             LETTER TO SHAREHOLDERS

Dear Fellow Shareholders:

     This Semi-Annual Report covers the six months ended March 31, 1999. During this period, the per share net asset value of your Fund decreased 19.4%, while the Russell 2500 Index increased 11.8%, the Standard & Poor's 500 Stock Index (S&P 500) increased 27.3% and the Dow Jones Industrial Average increased 25.9%. The above changes include reinvestment of all dividends and distributions during the period.

     On September 30, 1998, the net asset value per share was $10.24 and on March 31, 1999, it was $8.22. During the period, $0.04 from net investment income was paid on December 29, 1998 to shareholders of record on December 22, 1998.

THE SIX MONTHS IN REVIEW

     The last six months have not been good ones for shareholders of Paramount. Large cap growth companies have continued to be the investment of choice. This has been going on for several years and has propelled these large enterprises to unbelievable values. For instance, the S&P 500 Index is now selling for 26.5 times expected 1999 earnings. This is 67 percent higher than the average of 15.9 times over the last 20 years. When I say large company outperformance, I mean it. Even though the S&P 500 was up 28.6 percent for calendar year 1998, most companies did not reach that level of performance.

     The following table shows the 1998 unweighted price performance of all publicly traded stocks based on market cap tiers, from those over $20 billion in size (about 100 companies), to those with market caps under $250 million (over 5,000).

                                        1998
                                     Unweighted
          Capitalization Tier        Performance
     --------------------------     -------------
      Greater than $20 Billion          25.9%
                $5-$20 Billion           6.2%
                 $2-$5 Billion          (6.1)%
       $250 Million-$2 Billion         (16.6)%
        Less than $250 Million         (24.1)%
Source: Salomon Smith Barney

     As the table shows, there was almost perfect correlation in that the smaller the market capitalization of a company, the worse its performance. The difference in performance between the largest companies, over $20 billion, and the smallest, under $250 million, was 50% -- what a difference! The strong performance of the "stock market" in 1998 was fueled by just a few of these large companies with extraordinary gains. Looking at this from another perspective, the ten largest S&P 500 companies were up 38% in 1998 and they account for 20% of the S&P's market cap. Further, more than half of the S&P 500's 1998 gain came from only 15 of the Index's 500 stocks.

     There are several reasons for this:

1)   The largest companies have done an excellent job of reducing cost.

2) They have enjoyed superior pricing power in a competitive worldwide economy.

3) The Justice Department has, until recently, had a hands off policy on large company mergers and acquisitions.

4) During periods of low inflation and low interest rates which have been experienced for a number of years, high earnings ratios are placed on growth companies which dominate the largest companies in the S&P 500.

5) Index investing has become extremely popular because it has produced exceptional results. For instance, during the last four calendar years starting 1995, the S&P 500 has returned 37.6%, 23.0%, 33.4%, and 28.6%.
     Four consecutive years of 20 plus percent gains has never happened before.

6) The U.S. economy is entering its ninth consecutive year of economic growth and is by far the strongest in the world. The U.S. dollar is very strong. Therefore, foreign investors are investing heavily in the U.S., and when they do, large household name companies are their favorite.

7) Because of this unprecedented long economic expansion, investors have been pouring money into the stock market principally through mutual funds. Therefore, large companies, because of their liquidity, are emphasized especially when they are doing well.

While these trends that I have outlined have been used by many to justify the current valuations, I believe that the premiums investors are paying for a limited number of large companies are excessive and allow no margin of safety should these trends reverse or slow.

BUT, WHAT ABOUT MY FUND, MR. SAMS?

     I have been managing Paramount since 1981 and it had produced superior results until 1997. In fact, we never had a down year until 1997. That's 15 happy years. But, 1997 and 1998 have been terrible. Why? Starting in 1997, I began to feel very concerned about the stock market because we were entering our seventh year of economic expansion which I felt was getting long in the tooth when comparing past economic cycles. On top of that, the stock market certainly appeared full when looking at history. What does well when the market experiences a serious decline? The gold stocks. Also, being a value investor, I concentrated on smaller companies -- several of which were down fifty percent from their highs. Well, we all know what happened. The economy kept right on going with very low inflation and interest rates. The gold stocks collapsed and the smaller companies continued to have problems, generally because of the lack of pricing power.

IS THERE ANY HOPE, MR. SAMS?

     Of course there is, but there must be a change of leadership in the market. Just recently we have witnessed a surge in cyclical stocks which included metal, energy, and yes, even the golds. In fact, Paramount increased over nine percent in just one week which ended April 16. Now this may be just a flash in the pan, but this happened because there is a feeling by some investors that Southeast Asia is starting to recover and Japan will not be far behind. Couple that with a continued strong U.S. economy and there is reason for increased commodity prices. This could lead to higher inflation and higher interest rates. This would almost surely lead to lower prices for high multiple growth stocks which have provided market leadership for such a long time. Remember, the world is reflating with the U.S. money supply alone growing at a rate in excess of seven percent.

     Nobody knows when the market leadership will change, but someday it will. Frankly, I think it has already begun. Judging by history, it is long overdue. Many have decided not to wait and have left the Fund, but I have found over the years that there is meaning to the phrase "Patience is a Virtue." Our value style of investing requires discipline, patience and a longer-term time frame to be successfully implemented. In today's fast moving, dynamic stock market, value investing has not been in favor. As a result, growth stock valuations have reached levels that are, in many cases, unimaginable to disciplined value investors. Thus, the worst thing I could do would be to sell what has not worked, and buy what has at this stage of the market. I must stay the course.

Respectfully submitted,

/s/ William M. Sams

William M. Sams
President
April 22, 1999

                             MAJOR PORTFOLIO CHANGES
                         Six Months Ended March 31, 1999

                                                                    Shares
                                                                 ------------
NET PURCHASES

COMMON STOCKS
EEX Corporation.............................................        500,000
Magellan Health Services, Inc...............................      1,000,000
Paging Network, Inc.........................................      1,000,000
Stanley Works, The (1)......................................        200,000


NET SALES

COMMON STOCKS
BRC Holdings, Inc. (2)......................................        425,000
Charming Shoppes, Inc. (2)..................................      3,685,000
Columbia/HCA Healthcare Corporation (2).....................      1,047,000
De Beers Consolidated Mines Ltd. (ADR) (2)..................        850,000
Homestake Mining Company....................................        300,000
Leucadia National Corporation (2)...........................        600,000
Lone Star Steakhouse & Saloon, Inc..........................        750,000
Luby's, Inc.................................................        212,000
Physician Reliance Network, Inc. (2)........................        456,900
Placer Dome Inc.............................................        900,000
Service Merchandise Company, Inc............................      7,748,600
Sunglass Hut International, Inc. (2)........................        530,000
Unifi, Inc. (2).............................................        150,000
Venator Group, Inc. (2).....................................        900,000



(1) Indicates new commitment to portfolio
(2) Indicates elimination from portfolio

                            PORTFOLIO OF INVESTMENTS
                                 March 31, 1999


COMMON STOCKS                                                                         Shares            Value
-----------------------------------------------------------------------           -------------    ----------------
MINING C 35.2%
Homestake Mining Company.....................................................         3,000,000    $    25,875,000
Newmont Mining Corporation...................................................         1,260,000         22,050,000
Placer Dome Inc..............................................................         2,000,000         22,375,000
                                                                                                   ----------------
                                                                                                   $    70,300,000
                                                                                                   ----------------
CONSUMER NON-DURABLE GOODS -- 19.1
Oakley, Inc.*................................................................         1,865,100    $    12,939,131
Polymer Group, Inc.*+........................................................         2,736,500         25,312,625
                                                                                                   ----------------
                                                                                                   $    38,251,756
                                                                                                   ----------------
COMMUNICATIONS & INFORMATION -- 8.9%
Paging Network, Inc.*........................................................         3,800,000    $    17,812,500
                                                                                                   ----------------
OIL & GAS PRODUCTION/EXPLORATION -- 5.8%
Chieftain International, Inc.*...............................................           150,000    $     1,837,500
EEX Corporation*.............................................................         2,000,000          9,750,000
                                                                                                   ----------------
                                                                                                   $    11,587,500
                                                                                                   ----------------
REAL ESTATE INVESTMENT TRUST -- 5.2%
Prison Realty Corporation....................................................           600,000    $    10,462,500
                                                                                                   ----------------
RESTAURANTS -- 4.1%
Lone Star Steakhouse & Saloon, Inc.*.........................................           550,000    $     5,637,500
Luby's, Inc..................................................................           150,000          2,531,250
                                                                                                   ----------------
                                                                                                   $     8,168,750
                                                                                                   ----------------
HEALTH CARE -- 3.8%
Magellan Health Services, Inc.*+.............................................         1,800,000    $     7,537,500
                                                                                                   ----------------
CONSUMER DURABLES -- 2.6%
Stanley Works, The...........................................................           200,000    $     5,125,000
                                                                                                   ----------------

                            PORTFOLIO OF INVESTMENTS
                                 March 31, 1999

                                                                                     Shares or
                                                                                     Principal
COMMON STOCKS--CONTINUED                                                               Amount            Value
-----------------------------------------------------------------------          --------------    ----------------
RETAILING -- 0.3%
Service Merchandise Company, Inc.*+..........................................         1,751,400    $       410,485
                                                                                                   ----------------
OTHER COMMON STOCKS -- 2.0%..................................................                      $     4,031,250
                                                                                                   ----------------
TOTAL COMMON STOCKS -- 87.0% (Cost $288,834,884).............................                      $   173,687,241
                                                                                                   ----------------
SHORT-TERM INVESTMENTS -- 13.7%
  Short-term Corporate Notes:
  Coca-Cola Company, The -- 4.79% 4/5/99.....................................    $    3,000,000    $     2,998,403
  Anheuser-Busch Companies, Inc. -- 4.7% 4/6/99..............................         1,000,000            999,347
  Walt Disney Company, The -- 4.72% 4/9/99...................................         5,000,000          4,994,756
  Anheuser-Busch Companies, Inc. -- 4.78% 4/22/99............................        10,000,000          9,972,117
  MetLife Funding, Inc. -- 4.84% 4/30/99.....................................         6,000,000          5,976,607
State Street Bank Repurchase Agreement -- 4% 4/1/99
  (Collateralized by U.S. Treasury Bond
   --13 1/4% 2014, market value $2,516,419)..................................         2,462,000          2,462,273
                                                                                                   ----------------
TOTAL SHORT-TERM INVESTMENTS (Cost $27,403,503).............................                       $    27,403,503
                                                                                                   ----------------
TOTAL INVESTMENTS -- 100.7% (Cost $316,238,387).............................                       $   201,090,744
Liabilities less other assets -- (0.7)%.....................................                            (1,389,136)
                                                                                                   ----------------
TOTAL NET ASSETS -- 100%....................................................                       $   199,701,608
                                                                                                   ----------------
                                                                                                   ----------------

* Non-income producing security

+ Affiliate as defined in the Investment Company Act of 1940 by reason of ownership of 5% or more of its outstanding voting securities. Following is a summary of transactions in securities of these affiliates during the six months ended March 31, 1999.

                                                  Purchases         Sales          Realized       Dividend
                                                   at Cost         at Cost        Gain (Loss)      Income
                                                 ----------      -----------     -------------   ----------
     Magellan Health Services, Inc.              $8,857,683           --               --             --
     Polymer Group, Inc.                              --              --               --             --
     Service Merchandise Company, Inc.                --          $38,883,540     $(36,974,914)       --


  See notes to financial statements.

                       STATEMENT OF ASSETS AND LIABILITIES
                                 March 31, 1999

ASSETS
  Investments at value:
    Common stocks -- at market value
      (identified cost $288,834,884)...........................................  $   173,687,241
    Short-term investments -- at cost plus interest earned
      (maturities of 60 days or less)..........................................       27,403,503   $   201,090,744
                                                                                 ------------------
  Cash.........................................................................                                980
  Receivable for:
    Investment securities sold.................................................  $       412,647
    Dividends..................................................................           90,000
    Capital Stock sold.........................................................           58,709           561,356
                                                                                 ------------------ ----------------
                                                                                                   $   201,653,080
LIABILITIES
  Payable for:
    Capital Stock repurchased..................................................  $     1,728,331
    Advisory fees and financial services.......................................          144,141
    Accrued expenses...........................................................           79,000         1,951,472
                                                                                 ------------------ ----------------
NET ASSETS ....................................................................                    $   199,701,608
                                                                                                   -----------------
                                                                                                   -----------------
SUMMARY OF SHAREHOLDERS' EQUITY
  Capital Stock -- par value $0.25 per share; authorized
    100,000,000 shares; outstanding 24,305,839 shares..........................                    $     6,076,460
  Additional Paid-in Capital...................................................                        372,055,006
  Accumulated net realized loss on investments.................................                        (63,673,984)
  Undistributed net investment income..........................................                            391,769
  Unrealized depreciation of investments.......................................                       (115,147,643)
                                                                                                   -----------------
NET ASSETS.....................................................................                    $   199,701,608
                                                                                                   -----------------
                                                                                                   -----------------
NET ASSET VALUE, REDEMPTION PRICE AND MAXIMUM
 OFFERING PRICE PER SHARE
  Net asset value and redemption price per share
   (net assets divided by shares outstanding)..................................                              $8.22
                                                                                                            --------
                                                                                                            --------
  Maximum offering price per share
   (100/93.5 of per share net asset value).....................................                              $8.79
                                                                                                            --------
                                                                                                            --------

See notes to financial statements.

                             STATEMENT OF OPERATIONS
                     For the Six Months Ended March 31, 1999

INVESTMENT INCOME
    Interest...................................................................                    $      709,974
    Dividends..................................................................                         1,285,240
                                                                                                   ----------------
                                                                                                   $    1,995,214
EXPENSES
    Advisory fees..............................................................  $     1,010,327
    Transfer agent fees and expenses...........................................          162,918
    Financial services.........................................................          151,589
    Directors' fees and expenses...............................................           29,304
    Audit fees.................................................................           25,200
    Reports to shareholders....................................................           24,844
    Custodian fees and expenses................................................           19,612
    Legal fees.................................................................           17,952
    Registration fees..........................................................           17,059
    Insurance..................................................................            6,941
    Other expenses.............................................................           12,396        1,478,142
                                                                                 ----------------- ----------------
            Net investment income..............................................                    $      517,072
                                                                                                   ----------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
  Net realized loss on investments:
    Proceeds from sales of investment securities (excluding
      short-term investments with maturities of 60 days or less)...............  $   144,320,021
    Cost of investment securities sold.........................................      207,469,071
                                                                                 -----------------
        Net realized loss on investments.......................................                    $  (63,149,050)

Unrealized appreciation (depreciation) of investments:
    Unrealized depreciation at beginning of period.............................  $  (120,286,962)
    Unrealized depreciation at end of period...................................     (115,147,643)
                                                                                 -----------------
        Unrealized appreciation of investments.................................                         5,139,319
                                                                                                   -----------------
            Net realized and unrealized loss on investments....................                    $  (58,009,731)
                                                                                                   -----------------
NET DECREASE IN NET ASSETS RESULTING
  FROM OPERATIONS..............................................................                    $  (57,492,659)
                                                                                                   -----------------
                                                                                                   -----------------

See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                      Six Months Ended                      Year Ended
                                                       March 31, 1999                   September 30, 1998
                                              -------------------------------    -------------------------------
INCREASE (DECREASE) IN
 NET ASSETS
Operations:
  Net investment income.......................  $       517,072                   $     7,023,320
  Net realized gain (loss) on investments.....      (63,149,050)                        3,948,496
  Unrealized appreciation (depreciation)
    of investments............................        5,139,319                      (172,160,257)
                                                ---------------                   ---------------
Decrease in net assets
  resulting from operations...................                   $   (57,492,659)                  $(161,188,441)

Distributions to shareholders from:
  Net investment income.......................  $    (1,252,739)                  $    (9,597,211)
  Net realized capital gains..................               --       (1,252,739)     (93,084,048)  (102,681,259)
                                                ---------------                   ---------------
Capital Stock transactions:
  Proceeds from Capital Stock sold............  $     8,199,304                   $    36,433,838
  Proceeds from shares issued to
    shareholders upon reinvestment
    of dividends and distributions............        1,073,905                        89,093,956
  Cost of Capital Stock repurchased...........     (136,670,983)    (127,397,774)    (306,546,410)  (181,018,616)
                                                ---------------  ---------------  ---------------  -------------
Total decrease in net assets..................                   $  (186,143,172)                  $(444,888,316)

NET ASSETS
Beginning of period, including
  undistributed net investment income
  of $1,127,436 and $3,701,327................                       385,844,780                     830,733,096
                                                                 ---------------                   -------------
End of period, including
  undistributed net investment income
  of $391,769 and $1,127,436..................                   $   199,701,608                   $ 385,844,780
                                                                 ---------------                   -------------
                                                                 ---------------                   -------------
CHANGE IN CAPITAL STOCK
  OUTSTANDING
Shares of Capital Stock sold..................                           869,107                       2,801,067
Shares issued to shareholders upon
  reinvestment of dividends and
  distributions...............................                           123,154                       7,263,242
Shares of Capital Stock repurchased...........                       (14,363,814)                    (24,454,493)
                                                                 ---------------                   -------------
Decrease in Capital Stock
  outstanding.................................                       (13,371,553)                    (14,390,184)
                                                                 ---------------                   -------------
                                                                 ---------------                   -------------

See notes to financial statements.

                              FINANCIAL HIGHLIGHTS

      SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT
                                  EACH PERIOD


                                                          Six
                                                         Months
                                                         Ended                    Year Ended September 30,
                                                        March 31,      ------------------------------------------------
                                                          1999          1998      1997      1996       1995      1994
                                                        ---------      -------   -------   -------    -------   -------
Per share operating performance:
Net asset value at beginning of period...............   $ 10.24        $ 15.95   $ 16.54   $ 14.90    $ 14.73   $ 13.72
                                                        -------        -------   -------   -------    -------   -------
Net investment income................................   $  0.03        $  0.16   $  0.29   $  0.30    $  0.30   $  0.24
Net realized and unrealized gain (loss) on
  investment securities..............................     (2.01)         (3.77)     2.30      2.52       1.17      2.54
                                                        -------        -------   -------   -------    -------   -------
Total from investment operations.....................   $ (1.98)       $ (3.61)  $  2.59   $  2.82    $  1.47   $  2.78
                                                        -------        -------   -------   -------    -------   -------
Less distributions:
  Dividends from net investment income...............   $ (0.04)       $ (0.20)  $ (0.31)  $ (0.27)   $ (0.29)  $ (0.25)
  Distributions from net realized
    capital gains....................................        --          (1.90)    (2.87)    (0.91)     (1.01)    (1.52)
                                                        -------        -------   -------   -------    -------   -------
  Total distributions................................   $ (0.04)       $ (2.10)  $ (3.18)  $ (1.18)   $ (1.30)  $ (1.77)
                                                        -------        -------   -------   -------    -------   -------
Net asset value at end of period.....................   $  8.22        $ 10.24   $ 15.95   $ 16.54    $ 14.90   $ 14.73
                                                        -------        -------   -------   -------    -------   -------
                                                        -------        -------   -------   -------    -------   -------

Total investment return*.............................    (19.36)%       (24.76)%   17.70%    20.42%     11.11%    21.69%

Ratios/supplemental data:
Net assets at end of period (in $000's)..............   199,702        385,845   830,733   683,059    595,917   421,382
Ratio of expenses to average net assets..............      1.04%+         0.92%     0.86%     0.87%      0.89%     0.90%
Ratio of net investment income to
  average net assets.................................      0.36%+         1.14%     1.84%     1.94%      2.25%     1.69%
Portfolio turnover rate..............................        33%+           68%      110%      131%        95%       76%


* Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge. The return for the six months ended March 31, 1999 is not annualized.
+   Annualized

See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS
                                 March 31, 1999


NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES

     The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end, management investment company. The Fund's objective is a high total investment return, including capital appreciation and income, from a diversified portfolio of securities. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.   Security Valuation

          Securities listed or traded on a national securities exchange or on the NASDAQ National Market System are valued at the last sale price on the last business day of the period, or if there was not a sale that day, at the last bid price. Unlisted securities are valued at the most recent bid price. Short-term investments with maturities of 60 days or less are valued at cost plus interest earned, which approximates market value.

B.   Federal Income Tax

          No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, all of its taxable net investment income and taxable net realized gains on investments.

C.   Securities Transactions and Related
     Investment Income

          Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

D.   Use of Estimates

          The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

NOTE 2 -- PURCHASES OF INVESTMENT SECURITIES

     Cost of purchases of investment securities (excluding short-term investments with maturities of 60 days or less) aggregated $44,550,893 for the six months ended March 31, 1999. Realized gains or losses are based on the specific-certificate identification method. Cost of securities held at March 31, 1999 was the same for federal income tax and financial reporting purposes. Gross unrealized depreciation for all investment securities at March 31, 1999 for federal income tax purposes was $115,147,643.

NOTE 3 -- ADVISORY FEES AND OTHER
          AFFILIATED TRANSACTIONS

     Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, Inc. (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.75% of the first $50 million of the Fund's average daily net assets and 0.65% of the average daily net assets in excess of $50 million. In addition, the Fund reimburses the Adviser monthly for the costs incurred by the Adviser in providing financial services to the Fund, providing, however, that this reimbursement shall not exceed 0.1% of the average daily net assets for any fiscal year. The Agreement obligates the Adviser to reduce its fee to the extent necessary to reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of any supplemental statistical and research information,


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

                          NOTES TO FINANCIAL STATEMENTS
                                    Continued


and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $30 million and 1% of the remaining average net assets of the Fund for the year.

     For the six months ended March 31, 1999, the Fund paid aggregate fees of $28,000 to all Directors who are not affiliated persons of the Adviser. Certain officers of the Fund are also officers of the Adviser and FPA Fund Distributors, Inc.

NOTE 4 -- DISTRIBUTOR

     For the six months ended March 31, 1999, FPA Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of the Adviser, received $6,072 in net Fund share sales commissions after reallowance to other dealers. The Distributor pays its own overhead and general administrative expenses, the cost of printing prospectuses and the cost of supplemental sales literature, promotion and advertising.








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